CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement Nos. 333-207276 and 811-23092 of our report dated March 4, 2019, relating to the financial statements of MEMBERS Life Insurance Company (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph relating to MEMBERS Life Insurance Company being a member of a controlled group of affiliated companies and as such its results may not be indicative of those of a stand-alone entity) and to our report dated February 25, 2019, relating to the financial statements of MEMBERS Horizon Variable Separate Account, appearing in the Prospectus and Statement of Additional Information, which is a part of such Registration Statement.

We also consent to the reference to us under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information which are part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 18, 2019